SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 March 13, 2000
                        (Date of Earliest Event Reported)


        AIRPLANES LIMITED                              AIRPLANES U.S. TRUST
  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


       Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

      33-99970-01                                     13-3521640
      (Commission File                                (IRS Employer
      Number)                                         Identification No.)


      Airplanes Limited                               Airplanes U.S. Trust
      22 Grenville Street                             1100 North Market Street
      St. Helier                                      Rodney Square North
      Jersey, JE4 8PX                                 Wilmington, Delaware
      Channel Islands                                 19890-0001
      (011 44 1534 609 000)                           (1-302-651-1000)

         (Addresses and Telephone Numbers, Including Area Codes, of
                      Registrants' Principal Executive Offices)

Item 5.           Other Events

                  Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated March 13, 2000, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                              AIRPLANES LIMITED


Date: March 13, 2000                          /s/ Roy M. Dantzic*
                                              -------------------
                                              Director and Officer


Date: March 13, 2000                          AIRPLANES U.S. TRUST


                                              /s/ Roy M . Dantzic*
                                              --------------------
                                              Controlling Trustee
                                                     and Officer


                                              *By: /s/ Michael Walsh
                                              ----------------------
                                                   Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit A       -        Report to Certificateholders
Exhibit B       -        Power of Attorney for Airplanes Limited
Exhibit C       -        Power of Attorney for Airplanes U.S. Trust